UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 13, 2005

                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)


  Massachusetts                001-07172                         13-2755856
  -------------------------------------------------------------------------
  (State or other        (Commission file No.)                (IRS Employer
   jurisdiction of                                                I.D. No.)
    incorporation)

    60 Cutter Mill Road, Suite 303, Great Neck, New York         11021
  ------------------------------------------------------------------------
   (Address of principal executive offices)                     (Zip code)

     Registrant's telephone number, including area code     516-466-3100
                                                            ------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ---    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         ---    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         ---    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ---    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On December 13, 2005, the Board of Trustees of BRT Realty Trust elected Alan H. Ginsburg (67 years old) and Jonathan H. Simon (40 years old) to its Board of Trustees. Messrs. Ginsburg and Simon will serve as Class I trustees until BRT's 2006 annual meeting of shareholders.

Mr. Ginsburg is the Chief Executive Officer of The CED Companies, a family of businesses he founded in 1987. The CED Companies develop, build and manage multi-family apartment communities. Prior to establishing The CED Companies, Mr. Ginsburg was president and owner of Colony Development Corporation and a principal with Alco Universal, Inc., both of which were multi-family residential development companies based in Michigan.

Mr. Simon founded the Simon Development Group in 1994. The Simon Development Group owns and manages a diverse portfolio of residential, retail and commercial space. Its portfolio includes buildings in Manhattan, Brooklyn and Connecticut which contain over 600 residential units, several national, retail stores and 160,000 square feet of commercial space.

There are no arrangements or understandings between Messrs. Ginsburg or Simon and the Registrant, its subsidiaries or any other person pursuant to which either Messrs. Ginsburg or Simon was selected as a trustee of the Registrant. There is no information required to be disclosed with respect to either Messrs. Ginsburg or Simon pursuant to Item 404(a) of Regulation S-K.

On December 13, 2005, David Herold, a trustee of BRT Realty Trust, advised that he will not stand for re-election as a trustee of BRT Realty Trust at the next annual meeting of shareholders scheduled for early March, 2006. Mr. Herold advised the Board of Trustees that he is not standing for re-election for personal reasons and he intends to significantly reduce his business activities.

The Registrant issued a press release on December 14, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

           (a) Financial Statements of Businesses Acquired. Not applicable.

           (b) Pro Forma Financial Information. Not applicable.

           (c) Exhibits.

               99.1  Press Release dated December 14, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BRT REALTY TRUST



Date:     December 14, 2005             By:  /s/ Simeon Brinberg
                                        ------------------------------
                                        Simeon Brinberg
                                        Senior Vice President

                                                            EXHIBIT 99.1


                                BRT REALTY TRUST
                         60 CUTTER MILL ROAD, SUITE 303
                              GREAT NECK, NY 11021
                           Telephone No.: 516-466-3100
                           Facsimile No.: 516-466-3132
                                www.brtrealty.com

                     BRT REALTY TRUST ANNOUNCES ELECTION OF
         ALAN H. GINSBURG AND JONATHAN H. SIMON TO ITS BOARD OF TRUSTEES
  AND THAT DAVID HEROLD WILL NOT STAND FOR RE-ELECTION TO ITS BOARD OF TRUSTEES

Great Neck, New York - December 14, 2005 - BRT Realty Trust (NYSE: BRT) today announced that Alan H. Ginsburg and Jonathan H. Simon were elected to its Board of Trustees. Messrs. Ginsburg and Simon will serve as Class I trustees until the 2006 annual meeting of shareholders and it is expected that each will be proposed for election to a full three-year term at the 2006 annual meeting of shareholders.

Mr. Ginsburg is the Chief Executive Officer of The CED Companies, a family of businesses he founded in 1987. The CED Companies develop, build and manage multi-family apartment communities. Prior to establishing The CED Companies, Mr. Ginsburg was president and owner of Colony Development Corporation and a principal with Alco Universal, Inc., both of which were multi-family residential development companies based in Michigan.

Mr. Simon founded the Simon Development Group in 1994. The Simon Development Group owns and manages a diverse portfolio of residential, retail and commercial space. Its portfolio includes buildings in Manhattan, Brooklyn and Connecticut.

"We are delighted to have both Alan and Jon join our Board of Trustees," said Fredric H. Gould, BRT's Chairman of the Board. "Their experience and activities in commercial and residential real estate development enhance the range of skills and expertise within our Board of Trustees," noted Mr. Gould.

BRT also announced today that David Herold, a trustee of BRT Realty Trust, has advised that he will not stand for re-election to the Board of Trustees at the next annual meeting of shareholders to be held in early March, 2006. Mr. Herold has served on the Board of Trustees since 1997 and as a member of its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Fredric H. Gould, Chairman of the Board, stated, "I, along with the trustees, officers and employees of BRT Realty Trust, are deeply appreciative of the contributions made by David Herold during his tenure on our Board of Trustees. His valuable advice and counsel will be greatly missed."

BRT Realty Trust is a mortgage-oriented real estate investment trust.

Certain information contained herein is forward looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. BRT intends such forward looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. The forward looking statements should not be relied upon since they involve known and unknown risks, uncertainties and other factors, which, in some cases, are beyond BRT's control and could materially affect actual results, performance or achievements.

Contact:  Simeon Brinberg - (516) 466-3100